UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-3896

FPA PERENNIAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD,
11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2007

Item1.     Report to Stockholders.

FPA Perennial Fund, Inc.

Annual Report

December 31, 2007

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

49768

LETTER TO SHAREHOLDERS

The year 2007 was a dynamic and exciting one for the credit and equity markets, and the relatively flat performance of the major averages (S&P 500 up 5%, Russell 2000 down 2%) did not do justice to the important and troubling events which continue to unfold in the world economy.

We saw a housing collapse which, although it started with foolish and abusive practices in subprime lending, has spread to the whole market, with declining real estate values, difficulty in borrowing for even excellent credits, and a sharp shrinkage in mortgage securitizations.

The subprime disaster quickly engulfed many major financial institutions, especially large banks and brokers, with huge write-downs and severe erosion of their capital bases. It also revealed risky and questionable practices in securities issuance (especially CDOs — collateralized debt obligations), off-balance sheet entities (e.g. SIVs — structured investment vehicles), and bond insurance (sloppy underwriting by the monoline insurers).

To a great extent, the full effects, both primary and secondary, of the housing and financial events have yet to play out. A 50% decline in new housing starts is clearly highly deflationary in its own right, but its impact could be greater than one might think. For example, if a new subdivision doesn't get built (lower residential construction spending) it likely means that the related shopping center, school, and roads don't get built either (lower non-residential construction).

Potentially more important, housing "capital gains" have provided both the ability, via cash-back refinancings, and the consumer justification to spend more and save less out of current income, even taking savings to negative rates. This rate of consumer spending has been an important prop to the economy, and it is hard to see how it is going to be maintained in the current environment.

In the financial markets, it is helpful to examine the impact of subprime and related problems on market liquidity and on bank behavior. The subprime losses and the related difficulties in valuing and trading many esoteric securities have hurt market liquidity, making it difficult or impossible to sell new equity or issue bonds. In addition to the obvious impact on corporate investment, this could also have a major adverse impact on the consumer. Much of consumer credit — in the form of mortgages, car loans, and credit card debt — is ultimately provided via asset-backed securities (ABS).

There is no question that the financial market problems have had, and will continue to have, adverse effects on the economy. It is also highly likely that we will see additional losses and write-downs announced in coming weeks and months. However, we are hopeful that central banks have both the ability and the will to ameliorate much of the impacts of market illiquidity on U.S. and European economies, though this outcome is far from certain. In addition, sovereign investment funds in the Middle East and Far East are clearly showing a willingness to replace some of the equity losses at U.S. and European banks and brokers.

Considering the severity of the problems facing housing and financial markets, it is somewhat surprising how muted the stock market's reaction was in 2007 (though early 2008 has been a different story). Certainly, the stock prices of many companies directly impacted by housing and credit markets have declined sharply — Citigroup 4th quarter -37%, year -47%; Countrywide -53%, -79%; homebuilder DR Horton +3%, -50%. But much of the market did not significantly react to the increasingly likely prospect of an economic slowdown or recession.

After a mixed third-quarter performance (large-cap stocks up, small-cap stocks down), the whole market turned down in the fourth quarter, with the indexes down 3-4%. Perennial did remarkably well in the quarter, with a gain of 0.8%. The portfolio's best performers were healthcare companies and their service providers (Charles River, Invitrogen, Amsurg, and Bio-Rad) as well as several companies thought to have low exposure to economic cycles (Copart, Noble, and CLARCOR). Declining stocks are more difficult to characterize, but included several technology companies (SanDisk, Microchip, and Maxim) as well as Signet, Knight Transportation, and Manpower.

For the full year, the stock market closed with a modest gain, with the S&P 500 up 5.5%. Small stocks underperformed, with the Russell 2000 down 1.6% and the Russell Microcap Index down 8%. We view Perennial's 7.1% gain for the year as respectable, especially given the relative outperformance of large-cap and growth stocks, neither of which are emphasized in the Perennial portfolio. Perennial's best-performing stocks for the year were mostly healthcare related (Invitrogen + 65%, Charles River +52%, Bio-Rad + 26%) and energy (Noble +48%, Helix +32%). Underperformers included companies with some connection to housing or other consumer durables (Franklin Electric -26%, CarMax -26%, HNI -21%).

Over longer time periods, Perennial has performed well against its benchmark Russell 2500 as well as the leading large-cap and small-cap indexes.

	Fourth Quarter		2007	3 Years*	5 Years*	10 Years*
Perennial	0.8%		7.1%	7.9%	15.1%	12.3%
Russell 2500	(4.3	) %	1.4%	8.4%	17.0%	9.0%
S&P 500	(3.3	) %	5.5%	8.6%	12.8%	5.9%
Nasdaq	(1.8	) %	9.8%	6.8%	14.7%	5.4%

  *  Annualized Returns

The following table shows Perennial returns for each of the past five years, as well as those of the benchmark Russell 2500.

	2003	2004	2005	2006	2007	5 years *
Perennial	37.9%	16.3%	12.8%	4.1%	7.1%	15.1%
Russell 2500	45.5%	18.3%	8.1%	16.2%	1.4%	17.0%

  *  Annualized Returns

We think it is useful to contrast the year 2007 with 2006. An important driver of 2006 performance was the growing role of private equity. This phenomenon was discussed at length in the Perennial Shareholder Letter in last year's Annual Report.

Actual private equity purchases, and the prospects of others, "distorted" market pricing, running up the valuations of the kind of low- and medium-quality businesses preferred by private-equity buyers (and generally absent from the Perennial portfolio). This was an environment in which risk taking was rewarded. We noted in last year's letter that the large impact of private-equity would be "a self-correcting phenomenon" and we would not "indefinitely see increasingly large amounts of capital chasing increasingly poor investments."

The year 2007, in contrast, saw the end of the private-equity boom. Deal volume collapsed during the summer, down 90% from its highs, and has remained at nominal levels. The proximate cause of this was the refusal of bond buyers to continue to fund highly leveraged deals without much higher coupons and tighter bond covenants. More generally, we increasingly saw a market in which risk-taking was no longer encouraged. Not surprisingly, the high-quality companies which dominate the Perennial portfolio performed relatively well in this environment.

Another notable aspect of the 2007 stock market was the dramatic outperformance of growth stocks over value stocks, which was true across the entire market-cap spectrum. The small stock Russell 2000 growth index was 1700 basis points ahead of the value index. The very large stock Russell 200 growth index outperformed value by 1200 bp. This dramatic difference in relative performance was likely driven by recession fears, dollar weakness, and the flight from risk discussed above.

Signet Group is a company added to the Perennial portfolio over the past few months. A discussion of this decision can also serve as an opportunity to illustrate important aspects of our investment philosophy and style.

Signet is the largest operator of chain jewelry stores in the U.S., with mall-based Kay Jewelers (832 stores) and non-mall Jared (135 stores), which has larger, free-standing units. In addition, Signet is the #1 chain jeweler in the United Kingdom.

We have always preferred to own industry leaders, with effective business strategies, growing market shares, and strong finances and management. Signet has been steadily growing its share in both the

U.K. and the U.S., where it overtook competitor Zale to become the #1 chain over the past few years. Signet also has been rapidly expanding its Jared concept, which features more expensive products to appeal to an upscale customer. The company's balance sheet is strong and we have been impressed with management's execution of its strategy.

We seek out companies that have demonstrated their superiority by earning higher returns on capital compared to both the average company as well as their direct competitors. Signet's five-year return on equity of 17.6% certainly fits this description. It also compares favorably to the 7.6% return on equity earned by competitor Zale over this period. Signet's operating margin of 10.8% is 60% higher than Zale's.

In addition to earning high returns on capital, we prefer companies that have demonstrated the ability to reinvest their earnings at comparably attractive returns. Although Signet's mall-based Kay Jewelers is a relatively mature concept, the free-standing Jared chain, which features much larger and more expensive stores, has been growing quickly, with 135 units now compared to only 55 five years ago. Signet's returns at mature Jared units are comparable to the high returns earned by the established Kay's.

We strongly favor companies with the resources and inclination to take advantage of challenging times by gaining share via internal reinvestment, or by acquisition of weakened competitors. We believe that Signet meets this test, and we expect to see it continue its aggressive Jared roll-out despite the recent slow down in the jewelry business.

In contrast, Zale, Signet's largest U.S. competitor, is less favorably situated. Its balance sheet is more leveraged than Signet's. Its operating margin has been declining since 2004. It has recently announced that it will close 60 stores, and last year sold its upscale chain, Bailey, Banks and Biddle. Most important, Zale has had four chief executives in the past five years, with the most recent change just this past December. That this management instability has led to inconsistent merchandising and poor execution should not be a surprise.

The two companies have discussed a purchase of Zale by Signet in the past and Signet is open to resuming such talks. Though any future deal would certainly raise the risk profile of our Signet investment, the company's past behavior suggests that it would not undertake such a transaction unless it could be done on a very advantageous basis for Signet shareholders. Certainly Signet is under no pressure to do a deal.

The recent purchase of an 18% position in Zale by an "activist investor" has raised the possibility that events may unfold sooner rather than later. Options would appear to be limited. The company could be sold to a financial buyer, which would likely result in a less aggressive and more cash-flow-oriented operating strategy. It could be sold to a strategic buyer — hard to think of one other than Signet. Or it could emphasize a renewed effort to manage the business better. Though there is always the possibility this could succeed, it would be no easy task.

The issues discussed above have all been driven by Signet's financial results and strategic position. We also care about valuation. Ideally we want to buy stocks whose low prices are caused by macro issues (there's a recession) or industry issues (jewelry sales are down), rather than a poorly operated business. We believe that Signet, whose stock is at a 5-year low, selling at 8x year 2007 earnings, meets this test.

In addition, there are a number of unusual factors that we believe have contributed to Signet's depressed valuation but could disappear in the coming year. As a U.K.-domiciled company, traded primarily on the London Stock Exchange, it is no surprise that Signet is followed by U.K.-based analysts and owned by English investors. They tend to view Signet's results in the context of the London market and English retailing environment. However, 75% of Signet's revenue is generated in the U.S., and its growth investments are also primarily in the U.S. Consequently, we believe that this Anglo-centric focus is inappropriate, and in the context of the U.S. stock market, the stock is being mispriced.

It appears that others agree with us, and the portion of the company owned by U.S.-based investors has been rapidly increasing over the past year, recently to about 50%, though the stock price has declined. Apparently old English investors have been eager to sell their shares to new American ones.

It actually makes a difference who owns the stock. Signet has recently switched its functional currency from pounds sterling to U.S. dollars. Management effectively runs the business from U.S. operations' headquarters in Akron, Ohio. The CEO is an American. The company is now considering whether to have shareholders vote on a change of domicile. If approved, we would expect that the main trading market would soon move from London to New York.

If enacted, we view these changes as likely beneficial to the stock's valuation. But even if not, we consider Signet to be an attractive company at an attractive price, and we expect it to be a successful investment over time.

Respectfully submitted,

Eric S. Ende
President and Portfolio Manager
January 29, 2008

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Dow Jones Industrial Average (DJIA) covers 30 major companies. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA Perennial Fund, Inc. vs. Russell 2500 Index and Lipper Mid-Cap Core Fund Average for the Ten Years Ended December 31, 2007

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Perennial Fund, Inc., with an ending value of $30,315 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $31,995. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

PORTFOLIO SUMMARY

December 31, 2007
(Unaudited)

Common Stocks		97.0%
Business Services & Supplies	27.9%
Producer Durable Goods	14.3%
Technology	13.3%
Energy	11.4%
Retailing	10.6%
Health Care	8.3%
Transportation	5.9%
Financial	4.8%
Consumer Durable Goods	0.5%
Short-Term Investments		2.9%
Other Assets and Liabilities, net		0.1%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended December 31, 2007
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Franklin Electric Co., Inc.	35,000
Knight Transportation, Inc.	31,100
Manpower, Inc.	43,600
Maxim Integrated Products, Inc.	61,100
Signet Group plc (1)	5,985,400
NET SALES
Common Stocks
AmSurg Corporation	66,400
Brady Corporation	89,200
CDW Corporation (2)	374,200
CarMax , Inc.	122,600
Charles River Laboratories International, Inc.	105,800
Cognex Corporation	151,800
Graco Inc.	60,500
Heartland Express, Inc.	199,900
Helix Energy Solutions Group, Inc.	126,700
Invitrogen Corporation	62,800
Lincare Holdings, Inc.	99,300
Noble Corporation	97,500
O'Reilly Automotive, Inc.	125,900
Plantronics, Inc.	150,800
Tidewater, Inc. (2)	23,200
Zebra Technologies Corporation (Class A)	86,800

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2007

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 27.9%
Brady Corporation	377,200	$13,235,948
Charles River Laboratories International, Inc.*	374,500	24,642,100
CLARCOR, Inc.	283,600	10,768,292
Copart, Inc.*	226,300	9,629,065
Invitrogen Corporation*	209,500	19,569,395
Landauer, Inc.	9,200	477,020
Manpower Inc.	177,500	10,099,750
ScanSource, Inc.*	644,000	20,833,400
		$109,254,970
PRODUCER DURABLE GOODS — 14.3%
Franklin Electric Co., Inc.	235,000	$8,993,450
Graco Inc.	239,500	8,923,770
HNI Corporation	324,700	11,383,982
IDEX Corporation	359,150	12,976,090
Zebra Technologies Corporation (Class A)*	397,700	13,800,190
		$56,077,482
TECHNOLOGY — 13.3%
Cognex Corporation	601,400	$12,118,210
Maxim Integrated Products, Inc.	263,500	6,977,480
Microchip Technology Incorporated	379,300	11,917,606
Plantronics, Inc.	631,000	16,406,000
SanDisk Corporation*	136,700	4,534,339
		$51,953,635
ENERGY — 11.4%
Helix Energy Solutions Group, Inc.*	491,800	$20,409,700
Noble Corporation	424,900	24,011,099
		$44,420,799
RETAILING — 10.6%
CarMax, Inc.*	856,500	$16,915,875
O'Reilly Automotive, Inc.*	501,900	16,276,617
Signet Group plc	5,985,400	8,259,852
		$41,452,344
HEALTH CARE — 8.3%
Amsurg Corporation*	270,600	$7,322,436
Bio-Rad Laboratories, Inc. (Class A)*	102,800	10,652,136
Lincare Holdings Inc.*	408,300	14,355,828
		$32,330,400
TRANSPORTATION — 5.9%
Heartland Express, Inc.	839,500	$11,904,110
Knight Transportation, Inc.	771,200	11,421,472
		$23,325,582

PORTFOLIO OF INVESTMENTS

December 31, 2007

COMMON STOCKS — Continued	Shares or Principal Amount	Value
FINANCIAL — 4.8%
Brown & Brown, Inc.	517,100	$12,151,850
First American Corporation	191,500	6,533,980
		$18,685,830
CONSUMER DURABLES — 0.5%
Polaris Industries Inc.	45,100	$2,154,427
TOTAL COMMON STOCKS — 97.0% (Cost $274,294,809)		$379,655,469
SHORT-TERM INVESTMENT — 2.9% (Cost $11,304,979)
General Electric Capital Corporation — 3.25% 01/02/08	$11,306,000	$11,304,979
TOTAL INVESTMENTS — 99.9% (Cost $285,599,788)		$390,960,448
Other assets and liabilities, net — 0.1%		284,683
TOTAL NET ASSETS — 100%		$391,245,131

*Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value:
Investment securities — at market value (identified cost $274,294,809)	$379,655,469
Short-term investment — at amortized cost (maturity 60 days or less)	11,304,979	$390,960,448
Cash		400
Receivable for:
Capital stock sold	$1,546,708
Dividends	63,778	1,610,486
		$392,571,334
LIABILITIES
Payable for:
Capital stock repurchased	$1,007,186
Advisory fees and financial services	251,397
Accrued expenses	67,620	1,326,203
NET ASSETS		$391,245,131
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — par value $0.01 per share; authorized 25,000,000 shares; 11,461,625 outstanding shares		$114,616
Additional paid-in capital		283,572,189
Accumulated net realized gain on investments		2,197,666
Unrealized appreciation of investments		105,360,660
NET ASSETS		$391,245,131
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$34.14
Maximum offering price per share (100/94.75 of per share net asset value)		$36.03

See notes to financial statements.

STATEMENT OF OPERATIONS

December 31, 2007

INVESTMENT INCOME
Dividends		$5,042,375
Interest		1,181,745
		$6,224,120
EXPENSES
Advisory fees	$3,151,192
Transfer agent fees and expenses	545,956
Financial services	477,106
Reports to shareholders	70,909
Registration fees	65,451
Custodian fees and expenses	51,633
Audit and tax fees	38,300
Directors fees and expenses	26,234
Legal fees	17,270
Insurance	24,551
Other fees and expenses	11,852	4,480,454
Net investment income		$1,743,666
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities	$185,540,420
Cost of investment securities sold	154,033,388
Net realized gain on investments		$31,507,032
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$103,114,439
Unrealized appreciation at end of year	105,360,660
Change in unrealized appreciation of investments		2,246,221
Net realized and unrealized gain on investments		$33,753,253
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$35,496,919

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2007		2006
CHANGES IN NET ASSETS
Operations:
Net investment income	$1,743,666		$4,300,700
Net realized gain on investments	31,507,032		12,442,318
Change in unrealized appreciation of investments	2,246,221		1,602,296
Change in net assets resulting from operations		$35,496,919		$18,345,314
Distributions to shareholders from:
Net investment income	$(1,939,735)		$(4,136,313)
Net realized capital gains	(29,489,583)	(31,429,318)	(14,272,338)	(18,408,651)
Capital Stock transactions:
Proceeds from Capital Stock sold	$47,407,160		$189,772,388
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	25,973,536		15,519,731
Cost of Capital Stock repurchased*	(240,507,848)	(167,127,152)	(141,333,791)	63,958,328
Total change in net assets		$(163,059,551)		$63,894,991
NET ASSETS
Beginning of year, including undistributed net investment income of $196,069 and $31,682 at December 31, 2006 and 2005, respectively		554,304,682		490,409,691
End of year, including undistributed net investment income of zero and $196,069 at December 31, 2007 and 2006, respectively		$391,245,131		$554,304,682
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		1,321,032		5,375,128
Shares issued to shareholders upon reinvestment of dividends and distributions		768,748		448,065
Shares of Capital Stock repurchased		(6,630,242)		(4,081,095)
Change in Capital Stock outstanding		(4,540,462)		1,742,098

*  Net of redemption fees of $15,304 and $47,100 collected for the years ended December 31, 2007 and 2006, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,
	2007	2006	2005	2004	2003
Per share operating performance:
Net asset value at beginning of year	$34.64	$34.39	$31.14	$27.05	$20.41
Income from investment operations:
Net investment income (loss)	$0.15	$0.26	$0.10	$(0.02)	$(0.06)
Net realized and unrealized gain on investment securities	2.26	1.13	3.89	4.41	7.77
Total from investment operations	$2.41	$1.39	$3.99	$4.39	$7.71
Less distributions:
Dividends from net investment income	$(0.16)	$(0.25)	$(0.10)	—	—
Distributions from net realized capital gains	(2.75)	(0.89)	(0.64)	$(0.30)	$(1.07)
Total distributions	$(2.91)	$(1.14)	$(0.74)	$(0.30)	$(1.07)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$34.14	$34.64	$34.39	$31.14	$27.05
Total investment return**	7.10%	4.06%	12.81%	16.25%	37.89%
Ratios/supplemental data:
Net assets at end of year (in thousands)	$391,245	$554,305	$490,410	$266,097	$168,880
Ratio of expenses to average net assets	0.96%	0.91%	0.90%	0.97%	1.05%
Ratio of net investment income (loss) to average net assets	0.37%	0.75%	0.37%	(0.07)%	(0.36)%
Portfolio turnover rate	10%	16%	10%	16%	23%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1 — Significant Accounting Policies

FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at December 31, 2007, were as follows:

Undistributed Ordinary Income	$599,966
Undistributed Long-term Gains	$2,325,230

The tax status of distributions paid during the last two fiscal years ended December 31 were as follows:

	2007	2006
Dividends from Ordinary Income	$4,860,392	$4,465,046
Distributions from Long-term Capital Gains	$26,568,926	$13,943,605

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $43,011,140 during the year ended December 31, 2007. Realized gains or losses are based on the specific identification method.

The cost of investment securities held at December 31, 2007, for federal income tax purposes was $275,022,340. Gross unrealized appreciation and depreciation for all investments at December 31, 2007 for federal income tax purposes was $111,401,434 and $6,768,305, respectively, resulting in net unrealized appreciation of $104,633,129. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on January 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the year ended December 31, 2007, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to

NOTES TO FINANCIAL STATEMENTS

Continued

unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before December 31, 2003 or by state tax authorities for years ended before December 31, 2002.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended December 31, 2007, the Fund paid aggregate fees of $26,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Redemption Fee

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended December 31, 2007, the Fund collected $15,304 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 5 — Distributor

For the year ended December 31, 2007, FPA Fund Distributors, Inc. ("Distributor"), wholly owned subsidiary of the Adviser, received $21,709 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PERENNIAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 4, 2008

SHAREHOLDER EXPENSE EXAMPLE

December 31, 2007 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2007	$1,000.00	$1,000.00
Ending Account Value December 31, 2007	$960.10	$1,020.10
Expenses Paid During Period*	$4.74	$4.90

*  Expenses are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2007 (184/365 days).

DIRECTOR AND OFFICER INFORMATION

Name & Address	Position(s) With Company	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (72)*	Director† Years Served: 10	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

A. Robert Pisano – (64)*	Director† Years Served: 3	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since October 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	5	State Net, Resources Global Professionals, and the Motion Picture and Television Fund

Lawrence J. Sheehan – (75)*	Director & Chairman† Years Served: 17	Retired. Formerly Partner (1969 to 1994) and of counsel employee (1994 to 2002) of the law firm of O'Melveny & Myers LLP.	6

Eric S. Ende – (63)	Director†, President & Portfolio Manager Years Served: 8	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist – (54)	Executive Vice President & Portfolio Manager Years Served: 12	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood – (47)	Treasurer Years Served: 11	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (53)	Secretary Years Served: 25	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas – (50)	Chief Compliance Officer Years Served: 3	Vice President and Chief Compliance Officer of the Adviser. Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler – (40)	Assistant Treasurer Years Served: 2	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.

*  Audit Commitee Member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064.

FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, MA 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

LEGAL COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2007 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

	(b)	Not Applicable

	(c)	During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

	(d)	During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

	(e)	Not Applicable

	(f)	A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr., a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.	Principal Accountant Fees and Services.

	2006	2007
(a) Audit Fees	$32,000	$33,600
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$6,300	$6,550
(d) All Other Fees	-0-	-0-

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)

Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)

If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)

Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)

Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 22, 2008

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: February 22, 2008